Accounting Changes	12 Months Ended
Dec. 31, 2023
Disclosure of changes in accounting policies, accounting estimates and errors [Abstract]
Accounting Changes	Accounting Changes
A. Current Accounting Changes
Amendments to IAS 12 Deferred Tax Related to Assets and Liabilities Arising from a Single Transaction
On May 7, 2021, the International Accounting Standards Board (“IASB”) issued Deferred Tax Related to Assets and Liabilities Arising from a Single Transaction, which amends IAS 12 Income Taxes. The amendments clarify that the initial recognition exemption under IAS 12 does not apply to transactions such as leases and decommissioning obligations. These transactions give rise to equal and offsetting temporary differences in which deferred tax should be recognized.
The amendments are effective for annual periods beginning on or after Jan. 1, 2023, and were adopted by the Company on that date. The Company's accounting aligns with the amendment and no financial impact arose upon adoption.
Amendments to IAS 12 International Tax Reform — Pillar Two Model Rules
The Organization for Economic Co-operation and Development (OECD) published Pillar Two model rules in December 2021 to ensure that large multinational companies would be subject to a minimum 15 per cent tax rate. In May 2023, the IASB issued amendments to IAS 12 Income Taxes to provide companies with immediate temporary relief from accounting for deferred taxes arising from the OECD international tax reform. The amendments clarify that IAS 12 applies to income taxes arising from tax law enacted or substantively enacted to implement the Pillar Two model rules published by the OECD. Pillar Two legislation has not been enacted or substantively enacted in any jurisdiction in which the Company operates and therefore has not been reflected within our tax provisions at Dec. 31, 2023.
B. Future Accounting Changes
The Company closely monitors both new accounting standards and amendments to existing accounting standards issued by the IASB. The following standards have been issued but are not yet in effect.
Amendments to IAS 1 Non-current Liabilities with Covenants and Classification of Liabilities as Current or Non-current
In October 2022, the IASB issued Non-current Liabilities with Covenants, which amends IAS 1 Presentation of Financial Statements, to clarify how conditions with which an entity must comply within 12 months after the reporting period affect the classification of a liability. In January 2020, the IASB issued Classification of Liabilities as Current or Non-current, which amends IAS 1 Presentation of Financial Statements regarding the classification of liabilities as current or non‐current, clarifying that contractual rights and conditions existing at the end of the reporting period are relevant in determining whether the Company has a right to defer settlement of a liability by at least 12 months.
Additionally, the IASB clarified that the classification of a liability is unaffected by the likelihood that an entity will exercise its deferral right. The amendments are effective for annual periods beginning on or after Jan. 1, 2024, and are to be applied retrospectively. On Jan. 1, 2024, the Company will re-classify the Exchangeable Securities from non-current liabilities to current liabilities as the conversion option can be exercised at any time after Jan. 1, 2025, although there is no obligation to deliver cash equivalent resources and the holder cannot call for repayment. This accounting is consistent with the amendment.
C. Comparative Figures
Certain comparative figures have been reclassified to conform to the current period’s presentation. These reclassifications did not impact previously reported net earnings.